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                                                                Exhibit 23.1


The Board of Directors
Safeguard Scientifics, Inc.


We consent to the use of our reports included in the Company's annual report on Form 10-K for the year ended December 31, 1998 which has been incorporated herein by reference.

/s/ KPMG LLP
Philadelphia, Pennsylvania
September 2, 1999